SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT


     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

                                November 11, 2002
                Date of Report (Date of earliest event reported)


                         Commission File Number: 1-5989

                           ANIXTER INTERNATIONAL INC.
             (Exact name of registrant as specified in its charter)

           Delaware                                         94-1658138
   (State or other jurisdiction of                       (I.R.S. Employer
    incorporation or organization)                       Identification No.)




                                 4711 Golf Road
                             Skokie, Illinois 60076
                                 (847) 677-2600
          (Address and telephone number of principal executive offices)

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ITEM 9. REGULATION FD DISCLOSURE

     On November 11, 2002, each of the President and Chief Executive Officer, Robert W. Grubbs, and the Senior Vice President-Finance and Chief Financial Officer, Dennis J. Letham, of Anixter International, Inc. submitted to the Commission sworn statements pursuant to the Commission's June 27, 2002 Order Requiring the Filing of Sworn Statements Pursuant to Section 21 (a) (1) of the Securities Exchange Act of 1934 (No. 4-460).

     A copy of each of these statements is attached hereto as an Exhibit 99.1 and 99.2.

                                   SIGNATURES


Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

                                              ANIXTER INTERNATIONAL INC.

Date: November 11, 2002                      By: /s/ Robert W. Grubbs
                                                ---------------------
                                                     Robert W. Grubbs
                                           President and Chief Executive Officer

Date: November 11, 2002                      By: /s/ Dennis J. Letham
                                                 --------------------
                                                     Dennis J. Letham
                                              Senior Vice President - Finance
                                                and Chief Financial Officer

                                  EXHIBIT INDEX

        Exhibit No.                      Description of Exhibits
        -----------                      -----------------------
        99.1 Statement Under Oath of President and Chief Executive Officer Regarding Facts and Circumstances Relating to Exchange Act Filings dated November 7, 2002.

        99.2 Statement Under Oath of Senior Vice President-Finance and Chief Financial Officer Regarding Facts and Circumstances Relating to Exchange Act Filings dated November 7, 2002.